UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MASON STREET FUNDS, INC.

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:

2.)	Aggregate number of securities to which transaction applies:

3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

4.)	Proposed maximum aggregate value of transaction:

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Important information regarding your account - Please read carefully.

February 28, 2006

Dear Coverdell Education Savings (“Coverdell”) Account Owner:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently announced a proposed change with respect to the Mason Street Family of Funds (the “Reorganization”). Our records indicate that you maintain a Coverdell Account with State Street Bank and Trust Company (“SSBT”) as Custodian. Your Coverdell Account assets are held through brokerage accounts at Northwestern Mutual Investment Services, LLC (NMIS). As the letter indicated, if the Reorganizations are approved by the Mason Street Fund Shareholders, your Coverdell Account will be transitioned to American Century Investments (“American Century”) and/or Federated Investors, Inc. (“Federated”), as applicable and as discussed more fully below.

Change in Custodian and Coverdell Account Custodial Agreements

In connection with the transition, SSBT will resign as Custodian of your Coverdell Account investments in specific Mason Street Funds that would move to American Century as of the transition date, which is anticipated to be March 31, 2006. This letter serves as notification that, pursuant to the terms of your existing Custodial Agreement, The Northwestern Mutual Life Insurance Company has appointed JP Morgan Chase Bank, N.A. as the Successor Custodian under the American Century Custodial Agreement for any of your Coverdell Account assets that are invested in 9 of the 10 Mason Street Funds that would move to American Century. Your new American Century Disclosure Statement and Custodial Agreement, including important terms and conditions, is enclosed.

The 10th Mason Street Fund, the Index 400 fund (“i400”) would move to the Federated Mid-Cap Index Fund managed by Federated. The change to Federated is anticipated to occur on March 24, 2006. SSBT has agreed to continue to serve as Custodian and will open a separate Coverdell Account for any of your Coverdell Account assets that remain invested in the i400 Fund as of the close of business March 23, 2006. Your new Federated Coverdell Education Savings Account Disclosure Statement and Custodial Agreement including amended terms and conditions, is enclosed.

Freeze on Purchases/Exchanges

As will be mailed to you separately, the Prospectus Supplement states that, as of end of business on March 23rd, you will not be able to engage in purchase or exchange transactions among the Mason Street Funds, as well as the SSgA MM Fund (redemptions will be allowed). Accordingly, if you do not reallocate your assets in light of the above information before the end of business on March 23rd, you will be deemed to have consented to up to 2 replacement Coverdell Account Agreements with the Successor Custodian(s) depending on the funds that you own on March 23rd. This may entail additional fees, which we ask you to review beforehand.

What You Need to Do

Accepting the amended terms and conditions for your new Coverdell Custodial Agreement(s) requires no action on your part. If you take no action within 30 calendar days from the receipt of this letter, you will be deemed to have consented to the Successor Custodian(s) (up to 2, depending upon your Coverdell Account asset allocations as of close of business March 23rd) and to the terms and conditions of the respective enclosed Agreements. Otherwise, you should reallocate your current Coverdell Account investments before close of business on March 23rd according to the Successor Custodian(s) you wish to have thereafter.

If you have any questions, contact your Financial Representative or you may call the Mason Street Funds Call Center at 1-888-627-6678. For details and important information about the proposed Reorganization, please refer to the proxy statements/prospectuses previously sent to you.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder

American Century Disclosure Statement and Custodial Agreement – Coverdells

Federated Coverdell Education Savings Account Disclosure Statement and Custodial Agreement

The information included herein is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. American Century and Federated Funds have filed proxy statements/prospectuses and other relevant documents regarding the reorganization with the SEC. Investors are urged to read the proxy statements/prospectuses and other documents filed with the SEC in connection with the proposed reorganization, or incorporated by reference into the proxy statements/prospectuses, because they contain important information about the reorganization and related matters. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.

Important information regarding your account - Please read carefully.

February 28, 2006

Dear Traditional and/or Roth IRA (“IRA”) Client:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently announced a proposed change with respect to the Mason Street Family of Funds (the “Reorganization”). Our records indicate that you maintain a Traditional or Roth Individual Retirement Account (“IRA”) with State Street Bank and Trust Company (“SSBT”) as Custodian. Your IRA assets are held through brokerage accounts at Northwestern Mutual Investment Services, LLC (NMIS). As the letter indicated, if the Reorganizations are approved by the Mason Street Fund Shareholders, your IRA will be transitioned to American Century Investments (“American Century”) and/or Federated Investors, Inc. (“Federated”), as applicable and as discussed more fully below.

Change in Custodian and IRA Custodial Agreements

In connection with the transition, SSBT will resign as Custodian of your Traditional or Roth IRA investments in specific Mason Street Funds that would move to American Century as of the transition date, which is anticipated to be March 31, 2006. This letter serves as notification that, pursuant to the terms of your existing Custodial Agreement, The Northwestern Mutual Life Insurance Company has appointed JP Morgan Chase Bank, N.A. as the Successor Custodian under the American Century Custodial Agreement for any of your IRA assets that are invested in 9 of the 10 Mason Street Funds that would move to American Century. Your new American Century Disclosure Statement and Custodial Agreement, with important terms and conditions, is enclosed.

A 10th Mason Street Fund, the Index 400 fund (“i400”) would move to the Federated Mid-Cap Index Fund managed by Federated. The change to Federated is anticipated to occur on March 24, 2006. SSBT has agreed to continue to serve as Custodian and will open a separate IRA for any of your IRA assets that remain invested in the i400 Fund as of the close of business March 23, 2006. Your new Federated Individual Retirement Account Disclosure Statement and Custodial Account Agreement, including amended terms and conditions, is enclosed.

Freeze on Purchases/Exchanges

As will be mailed to you separately, the Prospectus Supplement states that, as of end of business on March 23rd, you will not be able to engage in purchase or exchange transactions among the Mason Street Funds (redemptions will be allowed). Accordingly, if you do not reallocate your assets in light of the above information before the end of business on March 23rd, you will be deemed to have consented to up to 2 replacement IRA Agreements with the Successor Custodian(s) depending on the funds that you own on March 23rd. This may entail additional fees, which we ask you to review beforehand.

What You Need to Do

Accepting the amended terms and conditions for your new IRA Custodial Agreement(s) requires no action on your part. If you take no action within 30 calendar days from the receipt of this letter, you will be deemed to have consented to the Successor Custodian(s) (up to 2, depending upon your IRA asset allocations as of close of business March 23rd) and to the terms and conditions of the respective enclosed Agreements. Otherwise, you should reallocate your current IRA investments before close of business on March 23rd according to the Successor Custodian you wish to have thereafter.

If you have any questions, contact your Financial Representative or you may call the Mason Street Funds Call Center at 1-888-627-6678. For details and important information about the proposed Reorganization, please refer to the proxy statements/prospectuses previously sent to you.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder

American Century Disclosure Statement and Custodial Agreement - Roth IRAs

American Century Disclosure Statement and Custodial Agreement - Traditional, SEP, SAR-SEP and SIMPLE IRAs

Federated Individual Retirement Account Disclosure Statement and Custodial Account Agreement

The information included herein is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. American Century and Federated Funds have filed proxy statements/prospectuses and other relevant documents regarding the reorganization with the SEC. Investors are urged to read the proxy statements/prospectuses and other documents filed with the SEC in connection with the proposed reorganization, or incorporated by reference into the proxy statements/prospectuses, because they contain important information about the reorganization and related matters. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.

Important information regarding your account - Please read carefully.

February 28, 2006

Dear Traditional and/or Roth IRA (“IRA”) Client:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently announced a proposed change with respect to the Mason Street Family of Funds (the “Reorganization”). Our records indicate that you maintain a Traditional or Roth Individual Retirement Account (“IRA”) with State Street Bank and Trust Company (“SSBT”) as Custodian. Your IRA assets are held through brokerage accounts at Northwestern Mutual Investment Services, LLC (NMIS). As the letter indicated, if the Reorganizations are approved by the Mason Street Fund Shareholders, your IRA will be transitioned to American Century Investments (“American Century”), Federated Investors, Inc. (“Federated”), and/or State Street Global Advisors (“SSgA”) Money Market Fund, as applicable, and as discussed more fully below.

Change in Custodian and IRA Custodial Agreements

In connection with the transition, SSBT will resign as Custodian of your Traditional or Roth IRA investments in specific Mason Street Funds that would move to American Century as of the transition date, which is anticipated to be March 31, 2006. This letter serves as notification that, pursuant to the terms of your existing Custodial Agreement, The Northwestern Mutual Life Insurance Company has appointed JP Morgan Chase Bank, N.A. as the Successor Custodian under the American Century Custodial Agreement for any of your IRA assets that are invested in 9 of the 10 Mason Street Funds that would move to American Century. Your new American Century Disclosure Statement and Custodial Agreement, with important terms and conditions, is enclosed.

A 10th Mason Street Fund, the Index 400 fund (“i400”) would move to the Federated Mid-Cap Index Fund managed by Federated. The change to Federated is anticipated to occur on March 24, 2006. SSBT has agreed to continue to serve as Custodian and will open a separate IRA for any of your IRA assets that remain invested in the i400 Fund as of the close of business March 23, 2006. Your new Federated Individual Retirement Account Disclosure Statement and Custodial Account Agreement, including amended terms and conditions, is enclosed.

If You Have Assets in the SSgA Money Market Fund

Lastly, SSBT has agreed to continue to serve as Custodian of any assets in your current IRA that are remaining in the SSgA Money Market Fund after the Reorganization. Your new SSBT Universal IRA Disclosure Statement, including amended terms and conditions, is enclosed.

Freeze on Purchases/Exchanges

As will be mailed to you separately, the Prospectus Supplement states that, as of end of business on March 23rd, you will not be able to engage in purchase or exchange transactions among the Mason Street Funds, as well as the SSgA Money Market Fund

(redemptions will be allowed). Accordingly, if you do not reallocate your assets in light of the above information before the end of business on March 23rd, you will be deemed to have consented to up to 3 replacement IRA Agreements with the Successor Custodian(s) depending on the funds that you own on March 23rd. This may entail additional fees, which we ask you to review beforehand.

What You Need to Do

Accepting the amended terms and conditions for your new IRA Custodial Agreement(s) requires no action on your part. If you take no action within 30 calendar days from the receipt of this letter, you will be deemed to have consented to the Successor Custodian(s) (up to 3, depending upon your IRA asset allocations as of close of business March 23rd) and to the terms and conditions of the respective enclosed Agreements. Otherwise, you should reallocate your current IRA investments before close of business on March 23rd according to the Successor Custodian(s) you wish to have thereafter.

If you have any questions, contact your Financial Representative or you may call the Mason Street Funds Call Center at 1-888-627-6678. For details and important information about the proposed Reorganization, please refer to the proxy statements/prospectuses previously sent to you.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder

American Century Disclosure Statement and Custodial Agreement - Roth IRAs

American Century Disclosure Statement and Custodial Agreement - Traditional, SEP, SAR-SEP and SIMPLE IRAs

Federated Individual Retirement Account Disclosure Statement and Custodial Account Agreement

State Street Bank and Trust Company Universal IRA Disclosure Statement

The information included herein is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. American Century and Federated Funds have filed proxy statements/prospectuses and other relevant documents regarding the reorganization with the SEC. Investors are urged to read the proxy statements/prospectuses and other documents filed with the SEC in connection with the proposed reorganization, or incorporated by reference into the proxy statements/prospectuses, because they contain important information about the reorganization and related matters. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.